SECURITIES
                             AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 24, 2003

                  Charter Municipal Mortgage Acceptance Company
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


       1-13237                                           13-3949418
       -------                                           ----------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          Settlement of Class Action Lawsuit
          ----------------------------------

          On October 24, 2003, the New York Supreme Court for Nassau County issued a final judgment approving the stipulation of compromise and settlement of the class and derivative action entitled Dulitz v. Hirmes, which had challenged certain aspects of Charter Municipal Mortgage Acceptance Company's ("CharterMac's") acquisition of Related Capital Company. Pursuant to that settlement, certain terms of the acquisition will be modified, as fully detailed in CharterMac's proxy statement that was previously mailed to shareholders and filed with the Commission on September 5, 2003, together with the Notice of Pendency of Class and Derivative Action (collectively, the "Proxy Materials"). Although the defendants in the action denied all wrongdoing and believe they had meritorious defenses, the settlement eliminates the cloud of litigation over the acquisition in connection with Dulitz and provides CharterMac and its shareholders with certain benefits described in the Proxy Materials. The Court also approved an award pursuant to the settlement of $400,000 for attorney's fees and expenses reimbursement payable by CharterMac to the plaintiff's attorneys.

          This Current Report on Form 8-K and contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CharterMac to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K, as the case may be. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


(a).      Financial Statements
          --------------------

          Not Applicable

(b).      Pro Forma Financial Information
          -------------------------------

          Not Applicable

(c).      Exhibits
          --------

          Not Applicable

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Charter Municipal Mortgage Acceptance Company

                                   (Registrant)



                                   BY: /s/ Stuart J. Boesky
                                       --------------------
                                       Stuart J. Boesky
                                       Chief Executive Officer and President

               October 30, 2003